Standard Chartered

*K-MARK TECHNOLOGY LIMITED

FLAT A 7/F
MAI ON INDUSTRIAL BUILDING
17-21 KUNG YIP STREET
KWAI CHUNG
NT
HK

Date/日期： 01/07/2020 Ref： 2760

Dear Customer 親愛的客戶：

Business Instalment Loan Drawdown Advice 中小企業分期貸款提取通知書

Loan Account No 貸款戶口號碼	:	52616533
Borrower Name 貸款公司名稱	:	*K-MARK TECHNOLOGY LIMITED

Thank you for your interest in our Business Instalment Loan. We are pleased to advise that the loan amount of HKD 2,964,409.53 was credited to your designated account on 30/06/2020 .
多謝貴公司選用本行中小企業分期貸款服務，本行已於 30/06/2020 將港幣2,964,409.53 存入貴公司之指定戶口。

The terms governing your loan account are stated below 有關上述貸款的詳情如下：

Approved Loan Amount 獲批核貸款額	: HKD 港幣 3,000,000.00
Interest Rate 利率	: 每月平息 0.42 % per month flat
Upfront Arrangement Fee 辦理費	: HKD 港幣 0.00
Service Fee 服務費	: HKD 港幣 0.00
Guarantee Fee 擔保費	: HKD 港幣 35,590.47
Repayment Period 還款期	: 60 months 個月
Monthly Repayment Amount 每月還款額	: HKD 港幣 62,600.00
Repayment Account 還款戶口號碼	: 415-0-041149-0
Repayment Date 還款日期	: Repayment will commence one month after the date upon which the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday, the repayment date will be changed to the next working day.還款將由銀行貸出上述貸款日期後一個月開始，如該月還款日爲星期日或公眾假期，則還款日將順延至下一個工作天。
Early Redemption Fee	: For early redemption, an early redemption charge of 6.00 % of the outstanding loan amount will be imposed.
提前全部清還手續費	如貴公司要求提前全部清還貸款，本行將收取貸款餘額的 6.00 % 作爲手續費。

A handling fee is included in your monthly repayment amount. The handling fee is % p.a..
每月供款已包括申請上述貸款之手續費，有關費用爲每年 %。

Should you require further information on your Business Instalment Loan, please contact us at (852) 2886-8868. After the language is selected, please press "5", "3" and then "1" to talk to our Customer Service Representative.
如閣下有任何查詢，請致電熱線 (852) 2886-8868，選擇語言後，按「5」、「3」及「1」與本行客戶服務主任聯絡。

The processing of your application was conducted according to the Bank's prevailing credit policy and credit check with credit reference agency of any guarantor(s), sole proprietor, and partner (if any). If the person(s) want to access their credit report, they may contact TransUnion Information Services Limited (TU) at (852)2577-1816.
此申請是根據本行信貸批核條款及有關所有擔保人、獨資東主及合夥人(如有)於信貸資料機構的資料作處理。如上述任何人仕要求查閱其本人之信貸記錄，可致電(852)2577-1816 與環聯資訊有限公司聯絡。

Standard Chartered Bank (Hong Kong) Limited 渣打銀行(香港)有限公司謹啓

cc. KWOK YIU FAI
KWOK YIU KEUNG

This computer generated letter requires no signature. In the event of any discrepancy between the Chinese and English versions of the notice, the English version should prevail. 此乃電腦編印信件，本行毋須簽署。如中譯本與英文有異，概以英文文本爲準。 MHR092

Standard Chartered

FULL REPAYMENT SCHEDULE 全期還款表

Date 日期 : 01/07/2020

*K-MARK TECHNOLOGY LIMITED
FLAT A 7/F
MAI ON INDUSTRIAL BUILDING
17-21 KUNG YIP STREET
KWAI CHUNG NT
HK 0000000000

000005

Loan Account No. 貸款戶口號碼	: 52616533
Repayment Account No. 還款戶口號碼	: 415-0-041149-0
Loan Drawdown Date 貸款支用日期	: 30/06/2020
Interest Rate 利率 (monthly flat rate) (每月平息)	: 0.42%
Maturity Date 貸款期滿日	: 30/06/2025
Outstanding Instalments 貸款剩餘期數	: 60
Arrears Balance 逾期金額	: 0.00

Thank you for choosing our Business Instalment Loan. We are pleased to list the monthly repayments for the full tenor for your record and ease of financial planning.
多謝閣下選用本行之中小企業分期貸款。本行現附上有關貸款之全期還款表以供閣下參考及作出財務上之安排。

Date 日期	Term 期數	Repayment Amount 還款數目	Principal Payment 本金數目	Interest Payment 利息數目	Misc. Fee* 雜費*	Loan Outstanding 貸款結餘
30/07/2020	001	62,600.00	37,813.11	24,786.89	0.00	2,962,186.89
30/08/2020	002	62,600.00	38,226.23	24,373.77	0.00	2,923,960.66
30/09/2020	003	62,600.00	38,639.34	23,960.66	0.00	2,885,321.32
30/10/2020	004	62,600.00	39,052.46	23,547.54	0.00	2,846,268.86
30/11/2020	005	62,600.00	39,465.57	23,134.43	0.00	2,806,803.29
30/12/2020	006	62,600.00	39,878.69	22,721.31	0.00	2,766,924.60
30/01/2021	007	62,600.00	40,291.80	22,308.20	0.00	2,726,632.80
28/02/2021	008	62,600.00	40,704.92	21,895.08	0.00	2,685,927.88
30/03/2021	009	62,600.00	41,118.03	21,481.97	0.00	2,644,809.85
30/04/2021	010	62,600.00	41,531.15	21,068.85	0.00	2,603,278.70
30/05/2021	011	62,600.00	41,944.26	20,655.74	0.00	2,561,334.44
30/06/2021	012	62,600.00	42,357.38	20,242.62	0.00	2,518,977.06
30/07/2021	013	62,600.00	42,770.49	19,829.51	0.00	2,476,206.57
30/08/2021	014	62,600.00	43,183.61	19,416.39	0.00	2,433,022.96
30/09/2021	015	62,600.00	43,596.72	19,003.28	0.00	2,389,426.24
30/10/2021	016	62,600.00	44,009.84	18,590.16	0.00	2,345,416.40
30/11/2021	017	62,600.00	44,422.95	18,177.05	0.00	2,300,993.45
30/12/2021	018	62,600.00	44,836.07	17,763.93	0.00	2,256,157.38
30/01/2022	019	62,600.00	45,249.18	17,350.82	0.00	2,210,908.20
28/02/2022	020	62,600.00	45,662.30	16,937.70	0.00	2,165,245.90
30/03/2022	021	62,600.00	46,075.41	16,524.59	0.00	2,119,170.49
30/04/2022	022	62,600.00	46,488.52	16,111.48	0.00	2,072,681.97
30/05/2022	023	62,600.00	46,901.64	15,698.36	0.00	2,025,780.33
30/06/2022	024	62,600.00	47,314.75	15,285.25	0.00	1,978,465.58
30/07/2022	025	62,600.00	47,727.87	14,872.13	0.00	1,930,737.71
30/08/2022	026	62,600.00	48,140.98	14,459.02	0.00	1,882,596.73
30/09/2022	027	62,600.00	48,554.10	14,045.90	0.00	1,834,042.63
30/10/2022	028	62,600.00	48,967.21	13,632.79	0.00	1,785,075.42
30/11/2022	029	62,600.00	49,380.33	13,219.67	0.00	1,735,695.09
30/12/2022	030	62,600.00	49,793.44	12,806.56	0.00	1,685,901.65

*Miscellaneous fee include handling fee, annual fee, adjustment fee etc 雜費包括其他手續費、年費或更改貸款服務費等。

A000005/P000005

Full Repayment Schedule 全期還款表

Loan Account No. 貸款戶口號碼：52616533

Date 日期	Term 期數	Repayment Amount 還款數目	Principal Payment 本金數目	Interest Payment 利息數目	Misc. Fee* 雜費*	Loan Outstanding 貸款結餘
30/01/2023	031	62,600.00	50,206.56	12,393.44	0.00	1,635,695.09
28/02/2023	032	62,600.00	50,619.67	11,980.33	0.00	1,585,075.42
30/03/2023	033	62,600.00	51,032.79	11,567.21	0.00	1,534,042.63
30/04/2023	034	62,600.00	51,445.90	11,154.10	0.00	1,482,596.73
30/05/2023	035	62,600.00	51,859.02	10,740.98	0.00	1,430,737.71
30/06/2023	036	62,600.00	52,272.13	10,327.87	0.00	1,378,465.58
30/07/2023	037	62,600.00	52,685.25	9,914.75	0.00	1,325,780.33
30/08/2023	038	62,600.00	53,098.36	9,501.64	0.00	1,272,681.97
30/09/2023	039	62,600.00	53,511.48	9,088.52	0.00	1,219,170.49
30/10/2023	040	62,600.00	53,924.59	8,675.41	0.00	1,165,245.90
30/11/2023	041	62,600.00	54,337.70	8,262.30	0.00	1,110,908.20
30/12/2023	042	62,600.00	54,750.82	7,849.18	0.00	1,056,157.38
30/01/2024	043	62,600.00	55,163.93	7,436.07	0.00	1,000,993.45
29/02/2024	044	62,600.00	55,577.05	7,022.95	0.00	945,416.40
30/03/2024	045	62,600.00	55,990.16	6,609.84	0.00	889,426.24
30/04/2024	046	62,600.00	56,403.28	6,196.72	0.00	833,022.96
30/05/2024	047	62,600.00	56,816.39	5,783.61	0.00	776,206.57
30/06/2024	048	62,600.00	57,229.51	5,370.49	0.00	718,977.06
30/07/2024	049	62,600.00	57,642.62	4,957.38	0.00	661,334.44
30/08/2024	050	62,600.00	58,055.74	4,544.26	0.00	603,278.70
30/09/2024	051	62,600.00	58,468.85	4,131.15	0.00	544,809.85
30/10/2024	052	62,600.00	58,881.97	3,718.03	0.00	485,927.88
30/11/2024	053	62,600.00	59,295.08	3,304.92	0.00	426,632.80
30/12/2024	054	62,600.00	59,708.20	2,891.80	0.00	366,924.60
30/01/2025	055	62,600.00	60,121.31	2,478.69	0.00	306,803.29
28/02/2025	056	62,600.00	60,534.43	2,065.57	0.00	246,268.86
30/03/2025	057	62,600.00	60,947.54	1,652.46	0.00	185,321.32
30/04/2025	058	62,600.00	61,360.66	1,239.34	0.00	123,960.66
30/05/2025	059	62,600.00	61,773.77	826.23	0.00	62,186.89
30/06/2025	060	62,600.00	62,186.89	413.11	0.00	0.00

*Miscellaneous fee include handling fee, annual fee, adjustment fee etc 雜費包括其他手續費、年費或更改貸款服務費等。